UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Metabolix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Metabolix, Inc. to be held on Thursday, May 17, 2007, at 9:30 a.m., Eastern time, at the Royal Sonesta Hotel Boston located at 40 Edwin Land Blvd., Cambridge, MA 02142.

At this Annual Meeting, you will be asked to elect four Class I Directors for three-year terms. The Board of Directors unanimously recommends that you vote FOR election of the Director nominees.

Details regarding this matter to be acted upon at this Annual Meeting appear in the accompanying proxy statement. Please give this material your careful attention.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and mail promptly the enclosed proxy which is being solicited on behalf of the Board of Directors so that your shares will be represented at the Annual Meeting. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose. You need to vote in accordance with the instructions listed on the proxy card. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed voting instruction form for instructions. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

Very truly yours,

JAMES J. BARBER
President and Chief Executive Officer

METABOLIX, INC.

21 Erie Street
Cambridge, Massachusetts 02139
(617) 492-0505

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 17, 2007

To the Stockholders of Metabolix, Inc.:

The 2007 Annual Meeting of Stockholders of Metabolix, Inc., a Delaware corporation, will be held on Thursday, May 17, 2007, at 9:30 a.m., Eastern time, at the Royal Sonesta Hotel Boston located at 40 Edwin Land Blvd., Cambridge, MA 02142, for the following purposes:

1.                To elect four (4) Class I members to the Board of Directors as Directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal; and

2.                To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 23, 2007, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you, whether or not you plan to attend the Annual Meeting, to complete, sign, date and mail promptly the enclosed proxy which is being solicited on behalf of the Board of Directors so that your shares will be represented at the Annual Meeting. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose. You need to vote in accordance with the instructions listed on the proxy card. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed voting instruction form for instructions. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card.

By Order of the Board of Directors,

SARAH P. CECIL
Secretary
Cambridge, Massachusetts
April 12, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. YOU NEED TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS LISTED ON THE PROXY CARD. IF SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED VOTING INSTRUCTION FORM FOR INSTRUCTIONS.

IN ACCORDANCE WITH OUR SECURITY PROCEDURES, ALL PERSONS ATTENDING THE ANNUAL MEETING MAY BE REQUIRED TO PRESENT PICTURE IDENTIFICATION.

METABOLIX, INC.

21 Erie Street
Cambridge, Massachusetts 02139

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on May 17, 2007

April 12, 2007

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Metabolix, Inc., a Delaware corporation (“Metabolix” or the “Company”), for use at the Annual Meeting of Stockholders of Metabolix to be held on Thursday, May 17, 2007, at 9:30 a.m., Eastern time, or at any adjournments or postponements thereof (the “Annual Meeting”) at the Royal Sonesta Hotel Boston located at 40 Edwin Land Blvd, Cambridge, MA 02142. An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2006, is being mailed together with this proxy statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the form of proxy were first sent or given to stockholders on or about April 12, 2007.

The purpose of the Annual Meeting is to elect four Class I Directors for three-year terms. Only stockholders of record at the close of business on March 23, 2007 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, 21,065,274 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”) were issued, outstanding and entitled to vote.

The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Stockholders may vote by proxy by completing, signing, dating and returning the accompanying proxy card in the postage-prepaid envelope enclosed for that purpose in accordance with the instructions listed on the proxy card. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by (1) filing with the Secretary of Metabolix, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Metabolix, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Metabolix, Inc., 21 Erie Street, Cambridge, MA 02139, Attention: Secretary, before the taking of the vote at the Annual Meeting.

Each of the persons named as attorneys in the proxies is a director and/or officer of Metabolix, Inc. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below. Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board by checking the box “For All Except” and marking the nominee’s name in the space provided on the proxy card. When a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications, and will be voted FOR if no specification is indicated, as permitted by applicable regulations and by Metabolix corporate documents.

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Election of Directors.   Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The four nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of Directors at the Annual Meeting will be elected to the Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions will not be counted toward such nominee’s achievement of plurality.

The persons named as attorneys-in-fact in the proxies, James J. Barber and Thomas G. Auchincloss, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy with respect to the election of Directors, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR election of the Director nominees.

Other Matters.   The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Sarah P. Cecil, Metabolix’s Secretary and General Counsel, will serve as the Inspector of Elections and will count all votes and ballots.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the March 23, 2007:  (i) by each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (ii) by each of our Directors or nominees; (iii) by each of our Named Executive Officers; and (iv) by all of our Directors and executive officers as a group. Unless otherwise noted below, the address of each person listed on the table is c/o Metabolix, Inc., 21 Erie Street, Cambridge, Massachusetts 02139.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
5% Stockholders:
State Farm Mutual	2,355,617	10.88%
Automobile Insurance Co.(3) One State Farm Plaza Bloomington, IL 61701
The Vertical Group, L.P.(4)	1,593,677	7.57%
25 DeForest Ave Summit, NJ 07901
Archer Daniels Midland Company(5)	1,216,797	5.78%
4666 Faries Parkway Decatur, IL 62526
Mazama Capital Management, Inc.(6)	1,191,000	5.65%
One Southwest Columbia Street, Suite 1500 Portland, Oregon 97258
Directors, Nominees and Named Executive Officers:
James J. Barber(7)	385,225	1.80%
Thomas G. Auchincloss, Jr.(8)	167,522	*
Robert C. Findlen(9)	30,647	*
Oliver P. Peoples(10)	642,395	3.02%
Johan van Walsem(11)	157,328	*
Edward M. Giles(4)(12)	1,016,758	4.82%
Peter N. Kellogg(13)	20,000	*
Jay Kouba(14)	20,000	*
Jack W. Lasersohn(4)(20)	1,613,677	7.65%
Edward M. Muller(15)	1,161,843	5.51%
Anthony J. Sinskey(16)	523,245	2.48%
Matthew Strobeck(17)	564,865	2.68%
Robert L. Van Nostrand(18)	20,000	*
All executive officers and Directors as a group (14 persons)(19)	6,328,505	28.50%

                 * less than 1%.

       (1) Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, and includes voting and/or investment power with respect to our shares of Common Stock. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares of Common Stock subject to options or warrants held by the person that are currently exercisable or exercisable within 60 days of March 23, 2007.

       (2) Percentages of ownership are based upon 21,065,274 shares of Common Stock issued and outstanding as of the March 23, 2007. Shares of Common Stock that may be acquired pursuant to warrants and options that are exercisable within 60 days of March 23, 2007 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

       (3) Information regarding State Farm Mutual Automobile Insurance Company is based solely on an amended Schedule 13G filed with the SEC on February 14, 2007.  According to such Schedule 13G, State Farm Mutual Automobile Insurance Company reported sole dispositive power and sole voting power as to all the shares. This includes 585,835 shares issuable to State Farm Mutual Automobile Insurance Co. upon exercise of warrants which may be exercised within 60 days of March 23, 2007.

       (4) Consists of 916,379 shares held by Vertical Fund I, L.P., 677,298 shares held by Vertical Fund II, L.P. Jack W. Lasersohn is a General Partner of The Vertical Group, L.P., the sole general partner of each of Vertical Fund I, L.P. and Vertical Fund II, L.P., and Mr. Lasersohn may be deemed to share voting and investment power with respect to all shares held by those entities. Mr. Lasersohn disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any. Edward M. Giles is a limited partner of Vertical Fund I, L.P. Mr. Giles does not have any direct or indirect voting or investment power with respect to the shares held by Vertical Fund I, L.P. and Vertical Fund II, L.P. Mr. Giles disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

       (5) Information regarding Archer Daniels Midland Company is based solely on a Schedule 13D filed with the SEC on November 21, 2006. According to such Schedule 13G, Archer Daniels Midland Company reported sole dispositive power and sole voting power as to all the shares.

       (6) Information regarding Mazama Capital Management, Inc. is based solely on an amended Schedule 13G filed with the SEC on February 8, 2007.  According to such Schedule 13G, Mazama Capital Management, Inc. reported sole dispositive power as to all the shares and sole voting power as to 650,300 shares.

       (7) Includes 371,831 shares issuable to Dr. Barber upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

       (8) Includes 150,178 shares issuable to Mr. Auchincloss upon exercise of stock options. Also includes 1,634 shares held on behalf of his minor children. Mr. Auchincloss disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

       (9) Includes 30,647 shares issuable to Mr. Findlen upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

(10) Includes 233,745 shares issuable to Dr. Peoples upon exercise of stock options which may be exercised within 60 days of March 23, 2007. Also includes 16,346 shares held by a trust for the benefit of certain family members. Dr. Peoples disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(11) Includes  157,328 shares issuable to Mr. van Walsem upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

(12) Includes 13,243 shares issuable to Mr. Giles upon exercise of warrants which may be exercised within 60 days of March 23, 2007 and 20,000 shares issuable upon exercise of a stock option which may be exercised within 60 days of March 23, 2007. Also includes 570,927 shares held by certain entities over which Mr. Giles may be deemed to share voting and investment power with respect to such shares. Mr. Giles disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(13) Includes  20,000 shares issuable to Mr. Kellogg upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

(14) Includes  20,000 shares issuable to Dr. Kouba upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

(15) Includes 20,000 shares issuable upon exercise of stock options which may be exercised within 60 days of March 23, 2007 and 46,752 shares held by certain trusts for the benefit of family members. Mr. Muller disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(16) Includes 3,024 shares issuable to Dr. Sinskey upon exercise of warrants which may be exercised within 60 days of March 23, 2007 and 20,000 shares issuable upon exercise of a stock option which may be exercised within 60 days of March 23, 2007. Also includes 12,000 shares owned by ChoKyun Rha, Dr. Sinskey’s spouse, and 6,129 shares issuable to Dr. Rha upon exercise of stock options which may be exercised within 60 days of March 23, 2007, of which Dr. Sinskey disclaims beneficial ownership of shares issuable upon exercise of Dr. Rha’s stock options..

(17) Includes 20,000 shares issuable upon exercise of a stock option which may be exercised within 60 days of March 23, 2007. Also includes 40,865 shares held by Guggenheim Portfolio Company XIX, LLC, 382,087 held by Westfield Life Sciences Fund II L.P., 54,486 held by Westfield Microcap Fund L.P., and 67,427 held by Westfield Life Sciences Fund L.P. Mr. Strobeck is a senior investment analyst at Westfield Capital Management Company, LLC, and Mr. Strobeck shares voting and investment power over shares held by Guggenheim Portfolio Company XIX, LLC, Westfield Life Science Fund II L.P., Westfield Life Science Fund L.P. and Westfield Microcap Fund L.P.

(18) Includes 20,000 shares issuable to Mr. Van Nostrand upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

(19) Includes a total of 16,267 shares issuable pursuant to warrants and 1,114,858 shares issuable pursuant to stock options which are exercisable within 60 days of March 23, 2007.

(20) Includes 20,000 shares issuable to Mr. Lasersohn upon exercise of stock options which may be exercised within 60 days of March 23, 2007.

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees

The Company’s Board of Directors currently consists of ten members. The Company’s amended and restated certificate of incorporation divides the Board of Directors into three classes. One class is elected each year for a term of three years and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Peter N. Kellogg, Edward M. Muller, Matthew Strobeck, Ph.D. and Robert L. Van Nostrand and recommended that each be elected to the Board of Directors as a class I Director, each to hold office until the Annual Meeting of stockholders to be held in the year 2010 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Mr. Kellogg, Mr. Muller, Dr. Strobeck and Mr. Van Nostrand are class I Directors whose terms expire at this Annual Meeting. The Board of Directors is also composed of (i) three class II Directors (Jack W. Lasersohn, Jay Kouba, Ph.D. and Oliver P. Peoples, Ph.D.), whose terms expire at the Annual Meeting of stockholders to be held in 2008 and (ii) three class III Directors (Edward M. Giles, Anthony J. Sinskey, Sc.D. and James J. Barber, Ph.D.), whose terms expire upon the election and qualification of Directors at the Annual Meeting of stockholders to be held in 2009. Dr. Kouba serves as the chairman of the Board of Directors.

The Board of Directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of Director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

The following table sets forth the nominees to be elected at the Annual Meeting and continuing Directors, the year each such nominee or Director was first elected a Director, the positions with the Company currently held by each nominee and Director, the year each nominee’s or continuing Director’s current term will expire and each nominee’s and continuing Director’s current class:

Nominee’s or Director’s Name	Year First Became Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class I Directors:
Peter N. Kellogg	2007	Director	2007	I
Edward M. Muller	1993	Director, Chairman Emeritus	2007	I
Matthew Strobeck, Ph.D.	2006	Director	2007	I
Robert L. Van Nostrand	2006	Director	2007	I
Continuing Directors:
Jay Kouba, Ph.D.	2006	Chairman of the Board, Director	2008	II
Jack W. Lasersohn	1999	Director	2008	II
Oliver P. Peoples, Ph.D.	1992	Chief Scientific Officer, Vice President, Research, Director	2008	II
James J. Barber, Ph.D.	2000	President, Chief Executive Officer, Director	2009	III
Edward M. Giles	1993	Director	2009	III
Anthony J. Sinskey, Sc.D.	1992	Director	2009	III

DIRECTORS AND EXECUTIVE OFFICERS

Metabolix’s executive officers are appointed on an annual basis by, and serve at the discretion of the Board. Each executive officer is a full-time employee of Metabolix. The following table sets forth the Directors and executive officers of the Company, their ages, and the positions currently held by each such person with the Company:

Name	Age	Position
James J. Barber, Ph.D.	53	President and Chief Executive Officer, Director
Thomas G. Auchincloss, Jr.	45	Chief Financial Officer, Vice President, Finance and Corporate Development
Robert C. Findlen	44	Vice President, Marketing
Brian F. Igoe	53	Vice President, Chief Brand Officer
Oliver P. Peoples, Ph.D.	48	Chief Scientific Officer, Vice President, Research, Director
Johan van Walsem	43	Vice President, Manufacturing, Development and Operations
Edward M. Giles(2)(3)	70	Director
Peter N. Kellogg	50	Director
Jay Kouba, Ph.D.(1)(2)(3)	54	Chairman of the Board, Director
Jack W. Lasersohn(3)	53	Director
Edward M. Muller(1)	70	Director, Chairman Emeritus
Anthony J. Sinskey, Sc.D.(2)(3)	66	Director
Matthew Strobeck, Ph.D.(2)	33	Director
Robert L. Van Nostrand(1)	49	Director

(1)          Member of the Audit Committee

(2)          Member of the Compensation Committee

(3)          Member of the Nominating and Corporate Governance Committee

BIOGRAPHICAL INFORMATION

James J. Barber, Ph.D. has served as our President and Chief Executive Officer and as a Director since joining Metabolix in January 2000. Prior to joining Metabolix, from September 1993 to January 2000, Dr. Barber was the Global Business Director for the organometallics and catalysts business of Albemarle Corporation. From March 1992 to September 1993, Dr. Barber served as Director, Business Development with Ethyl Corporation, a chemical manufacturing and supply company, where he was responsible for acquisitions and managed venture capital activities. Dr. Barber received a B.S. in Chemistry from Rensselaer Polytechnic Institute and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology.

Thomas G. Auchincloss, Jr. has served as our Chief Financial Officer and Vice President of Finance and Corporate Development since May 2005. From April 2002 to May 2005, Mr. Auchincloss was a consultant to Metabolix, providing business development, financial and strategic consulting services. From 1994 to 2001, Mr. Auchincloss served in a variety of positions at Vertex Pharmaceuticals Incorporated, most recently as Vice President, Finance and Treasurer. Prior to Vertex, Mr. Auchincloss served as an investment banker in the corporate finance department at Bear Stearns & Co. Inc. where he was responsible for executing a variety of transactions including public and private financings, mergers and acquisitions and financial advisory assignments. Mr. Auchincloss received a B.S. in Business Administration from Babson College and an M.B.A. in Finance from the Wharton School.

Robert C. Findlen has served as our Vice President of Marketing since June 2006. Prior to joining Metabolix, from March 2002 to June 2006, Mr. Findlen worked at GE Plastics, from June 2003 to June 2006 as Product Market Director, LNP Plastics, and from March 2002 to May 2003 as Vice President and Director, LNP Americas Commercial Business. LNP Engineering Plastics was acquired by GE Plastics in March 2002. Prior to the acquisition, Mr. Findlen held a number of positions at LNP Engineering Plastics, most recently, from 1998 to 2003, as Vice President of Sales and Marketing. Mr. Findlen received a B.S. in Plastics Engineering from University of Massachusetts at Lowell.

Brian F. Igoe has served as our Vice President and Chief Brand Officer since August 2006. Prior to joining Metabolix, from February 2005 to August 2006, Mr. Igoe was Executive Vice President and Chief Marketing Officer of Oco, Inc., a managed software company. Mr. Igoe was Vice President of Alloy Marketing and Promotions from February 2002 until January 2005, and from January 1993 to January 2002 he served as Executive Vice President of Target Marketing and Promotions (TMP) which was acquired by Alloy Marketing and Promotions. Prior to TMP, Mr. Igoe was the owner and President of Igoe Marketing and Development, where he worked with clients such as Canada Dry and ASICS Corporation. Mr. Igoe served as Director of Product Development for the Keds Corporation from February 1990 to January 1992 and served as Director of Advanced Technologies at Reebok International Ltd. from February 1984 to January 1990. Mr. Igoe received a B.S. in Hotel, Restaurant and Travel Administration and Marketing from the University of Massachusetts at Amherst.

Oliver P. Peoples, Ph.D., a co-founder of Metabolix, has served as our Chief Scientific Officer and Vice President of Research since January 2000, and was previously our Director of Research and Vice President. Dr. Peoples has served as a Director since June 1992. Prior to founding Metabolix, Dr. Peoples was a research scientist with the Department of Biology at the Massachusetts Institute of Technology where he emerged as a pioneer of the new field of metabolic pathway engineering and its applications in industrial biotechnology. The research carried out by Dr. Peoples at MIT established the fundamental tools and methods for engineering bacteria and plants to produce polyhydroxyalkanoates, or Natural Plastic. Dr. Peoples has published numerous peer-reviewed academic papers and is an inventor of over 90 patents and patent applications worldwide. Dr. Peoples received a Ph.D. in Molecular Biology from the University of Aberdeen, Scotland.

Johan van Walsem has served as our Vice President of Manufacturing, Development and Operations since October 2003, and was previously our Director of Manufacturing and Development from September 2001 to October 2003. Prior to joining Metabolix, from December 2000 to September 2001, Mr. van Walsem was senior biochemical engineer with Montec Research, a division of Resodyn Corporation, where he was responsible for all fermentation technology development. Prior to that, Mr. van Walsem worked with AECI Bioproducts in South Africa in technology management and new product development, commercializing the first large scale biotechnology-based amino acid production in Africa. Mr. van Walsem received a master’s degree in Chemical Engineering from the University of Pretoria (South Africa) and an M.B.A. from the University of South Africa.

Edward M. Giles has served as a Director since November 1993. Mr. Giles was Chairman of The Vertical Group, Inc., an investment fund administration company from 1989 through late 2006, and is now its Chairman Emeritus. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm. Mr. Giles serves on the Board of Directors as well as the Audit Committee of Ventana Medical Systems, Inc. Mr. Giles also serves on the Board of Directors of Tepha, Inc. Mr. Giles received a B.Ch.E. from Princeton University, and a S.M. in Industrial Management from the Massachusetts Institute of Technology.

Peter N. Kellogg has served as a Director since March 30, 2007. He is Executive Vice President, Finance and Chief Financial Officer of Biogen Idec Inc. and has served in that position since November 2003. Mr. Kellogg was formerly Executive Vice President, Finance and Chief Financial Officer of Biogen, Inc. after serving as Vice President—Finance and Chief Financial Officer since July 2000. He joined Biogen, Inc. in 2000 from PepsiCo Inc., where he most recently served as Senior Vice President, PepsiCo E-Commerce from March to July 2000 and as Senior Vice President and Chief Financial Officer, Frito-Lay International, from March 1998 to March 2000. From 1987 to 1998, he served in a variety of senior financial, international and general management positions at PepsiCo and the Pepsi-Cola International, Pepsi-Cola North America, and Frito-Lay International divisions. Prior to joining PepsiCo, Mr. Kellogg was a senior consultant with Arthur Andersen & Co. and Booz Allen & Hamilton.

Jay Kouba, Ph.D., has served as Director since June 2006 and as Chairman of the Board since April 2007. Since January 2006, Dr. Kouba has served as the President of Oniro Consulting, a strategic management consulting firm. From January 1999 to December 2005, Dr. Kouba held several positions with BP’s Petrochemicals Segment. From August 2004 to December 2005, Dr. Kouba served as senior vice president, strategy, marketing and technology for Innovene BP’s olefins and polymers subsidiary, and earlier in 2004, as Vice President, Sales, Marketing and Logistics. Between 1999 and 2003, Dr. Kouba was Vice President, Technology. Dr. Kouba received a B.S. in Chemistry from Stanford University, a Ph.D. in Chemistry from Harvard University and a M.B.A. from the University of Chicago.

Jack W. Lasersohn has served as a Director since December 1999. Since 1989, Mr. Lasersohn has served as a general partner of The Vertical Group, L.P., a private venture capital firm. Mr. Lasersohn was a vice president and then Director of the venture capital division of F. Eberstadt & Co., a securities firm, and Mr. Lasersohn serves as a Director of Kyphon Inc., as well as several privately-held medical companies. Mr. Lasersohn received a B.S. in Physics from Tufts University, an M.A. from the Fletcher School of Law & Diplomacy at Tufts University and a J.D. from Yale University.

Edward M. Muller has served as a Director since November 1993 and was the Chairman of the Board of Directors from November 1993 until April 2007. He was previously our President and Chief Executive Officer from October 1993 to January 2000. Mr. Muller held a number of positions, including Chief Executive Officer, while at Halcon-SD Group between 1961 and 1985. That company developed a number of key processes for the production of raw materials for the polyester, nylon, polystyrene, and polyurethane industries. Mr. Muller serves on the Board of Directors of Tepha, Inc. Mr. Muller received a B.Ch.E. from The Cooper Union and a M.B.A. in Finance and Economics from New York University.

Anthony J. Sinskey, Sc.D., a co-founder of Metabolix, has served as a Director since June 1992. From 1968 to present, Dr. Sinskey has been on the faculty of the Massachusetts Institute of Technology. Currently at M.I.T., he is Professor of Microbiology in the Department of Biology and Professor of Health Sciences and Technology in the Harvard-M.I.T. Health Sciences and Technology Program, as well as Co-Director of the Center for Biomedical Innovation. Dr. Sinskey serves on the Board of Directors of Tepha, Inc. Dr. Sinskey received a Sc.D. from Massachusetts Institute of Technology and a B.S. from the University of Illinois.

Matthew Strobeck, Ph.D. has served as Director since September 2006. From May 2003 to the present, Dr. Strobeck has served as a senior investment analyst at Westfield Capital Management, specializing in healthcare and life sciences. Dr. Strobeck previously served as a consultant to the senior economic advisor to the commissioner of the Food and Drug Administration from August 2003 to May 2004. Dr. Strobeck was a fellow in the Department of Biology at the Massachusetts Institute of Technology from December 2001 to June 2002. Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from Harvard University and a S.M. from the Massachusetts Institute of Technology Sloan School of Management

Robert L. Van Nostrand has served as a Director since October 2006. Since 2005, Mr. Van Nostrand has served as the Senior Vice President and Chief Compliance Officer of OSI Pharmaceuticals, Inc., a biotechnology company focused on developing therapeutics for cancer, eye disease and diabetes. Mr. Van Nostrand has been with OSI for almost twenty years, serving as the Vice President and Chief Financial Officer from 1996 through 2005. Mr. Van Nostrand also served as Vice President, Finance and Administration and OSI’s Treasurer and Secretary. Mr. Van Nostrand joined OSI as Controller and Chief Accounting Officer in September 1986. Prior to joining OSI, Mr. Van Nostrand was in a managerial position with Touche Ross & Co. (currently Deloitte and Touche). Mr. Van Nostrand serves on the Board of Directors of Apex Bioventures, Inc., a special purpose acquisition company focused in life sciences, and upon Apex’s initial public offering, Mr. Van Nostrand will serve as Chairman of its Audit Committee. Mr. Van Nostrand received a B.S. in Accounting from Long Island University, New York, and completed advanced management studies at the Wharton School. Mr. Van Nostrand is a Certified Public Accountant.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

The Board of Directors has determined that each of the Company’s non-employee Directors (Mr. Giles, Mr. Kellogg, Dr. Kouba, Mr. Lasersohn, Mr. Muller, Dr. Sinskey, Mr. Strobeck and Mr. Van Nostrand) is independent within the meaning of the Director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Director independence standards of NASDAQ and the SEC, and that each member of the Audit Committee meets the heightened director independence standards for audit committee members of the SEC.

Executive Sessions

The Board of Directors intends to hold executive sessions of the independent Directors at least two times a year preceding or following regularly scheduled in-person meetings of the Board of Directors. Executive sessions do not include any employee Directors of the Company, and the Chairman of the Board of Directors is responsible for chairing the executive sessions.

Policies Governing Director Nominations

Director Qualifications

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing, from time to time, the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the current make-up of the Board of Directors and selecting or recommending to the Board of Directors, nominees for election as Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all Directors:

•       Directors must be of high ethical character and share the values of the Company as reflected in the Company’s Code of Business Conduct and Ethics (the “Code of Business Conduct”);

•       Directors must have reputations, both personal and professional, consistent with the image and reputation of the Company;

•       Directors must have the ability to exercise sound business judgment;

•       Directors must have substantial business or professional experience and be able to offer advice and guidance to the Company’s management based on that experience; and

•       A Director must have (at minimum) a bachelor’s degree or equivalent degree from an accredited college or university.

The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating Director nominees, such as:

•       An understanding of and experience in the biotechnology, plastics or chemicals industries;

•       An understanding of and experience in accounting oversight and governance, finance and marketing; and

•       Leadership experience with public companies or other significant organizations.

These factors and others are considered useful by the Board of Directors, and are reviewed in the context of an assessment of the perceived needs of the Board of Directors at a particular point in time.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting and nominating nominees for election as Directors but delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors or members of management will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for Director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for Director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as Director nominees for election to the Board. The Nominating and Corporate Governance Committee also recommends candidates for the Board’s appointment to the committees of the Board.

Procedures for Recommendation of Nominees by Stockholders

The Nominating and Corporate Governance Committee will consider Director candidates who are recommended by the stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for Director candidates, shall follow the following procedures.

The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date that the proxy statement was delivered to stockholders in connection with the preceding year’s Annual Meeting.

Such recommendation for nomination must be in writing and include the following:

•       Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•       Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•       Name and address of the individual recommended for consideration as a Director nominee (a “Director Nominee”);

•       The principal occupation of the Director Nominee;

•       The total number of shares of capital stock of the Company that will be voted for the Director Nominee by the stockholder making the recommendation;

•       All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board and elected); and

•       A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a Director.

Nominations must be sent to the attention of the Secretary of the Company by one of the two methods listed below:

•       By U.S. Mail (including courier or expedited delivery service):

Metabolix, Inc.
21 Erie Street
Cambridge, MA 02139
Attn: Secretary

•       By facsimile at (617) 492-1996.

Attn: Secretary

The Secretary of the Company will promptly forward any such nominations to the Nominating and Corporate Governance Committee. Once the Nominating and Corporate Governance Committee receives the nomination of a candidate, the candidate will be evaluated and a recommendation with respect to such candidate will be delivered to the Board. Nominations not made in accordance with the foregoing policy shall be disregarded by the Nominating and Corporate Governance Committee and votes cast for such nominees shall not be counted.

The Board provides to every stockholder the ability to communicate with the Board, as a whole, and with individual Directors on the Board through an established process for stockholder communication (as that term is defined by the rules of the SEC) as follows:

For communications directed to the Board as a whole, stockholders may send such communication to the attention of the Chairman of the Board via one of the two methods listed below:

•       By U.S. Mail (including courier or expedited delivery service):

Metabolix, Inc.
21 Erie Street
Cambridge, MA 02139
Attn: Chairman of the Board of Directors

•       By facsimile at (617) 492-1996.

Attn: Chairman of the Board of Directors

For stockholder communications directed to an individual Director in his or her capacity as a member of the Board, stockholders may send such communications to the attention of the individual Director via one of the two methods listed below:

•       By U.S. Mail (including courier or expedited delivery service):

Metabolix, Inc.
21 Erie Street
Cambridge, MA 02139
Attn: [Name of Individual Director]

•       By facsimile at (617) 492-1996.

Attn: [Name of Individual Director]

The Company will forward any such stockholder communication to the Chairman of the Board, as a representative of the Board, and/or to the Director to whom the communication is addressed on a periodic basis. The Company will forward such communication by certified U.S. Mail to an address specified by each Director and the Chairman of the Board for such purposes or by secure electronic transmission.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of the Board of Directors on the same date as the Company’s Annual Meeting of stockholders and, accordingly, Directors are encouraged to be present at our stockholder meetings. We did not hold a stockholder meeting in 2006 as we became a public company in November 2006.

Code of Business Conduct and Ethics

The Company has adopted the Code of Business Conduct and Ethics (“Code of Business Conduct”) as its “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act (and in accordance with the NASDAQ requirements for a “code of conduct”), which applies to all of the Company’s Directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct is available at the “Investor Relations-Corporate Governance-Essential Governance Documents” section of the Company’s website at http://www.metabolix.com. A copy of the Code of Business Conduct may also obtained free of charge, from the Company upon a request directed to Metabolix, Inc., 21 Erie Street, Cambridge, MA 02139, Attention: Investor Relations. The Company will promptly disclose any substantive changes in or waivers, along with reasons for the waivers, of the Code of Business Conduct granted to its executive officers, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and its Directors by posting such information on its website at http://www.metabolix.com under “Investor Relations-Corporate Governance-Essential Governance Documents.”

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors met five times during the fiscal year ended December 31, 2006, and took action by unanimous written consent four times. During the fiscal year ended December 31, 2006, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such Director served, except for Mr. Van Nostrand. Mr. Van Nostrand joined the Board in October 2006 and was unable to attend one Board meeting, which had been scheduled prior to his joining the Board. The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each committee has a charter that has been approved by the Board of Directors. Each committee reviews the appropriateness of its charter periodically, as conditions dictate, but at least annually.  Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.

Audit Committee

Mr.  Van Nostrand, Mr. Muller, and Dr. Kouba currently serve on the Audit Committee. Mr. Van Nostrand is the chairman of our Audit Committee.  The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company’s and NASDAQ’s Director independence standards and the SEC’s heightened Director independence standards for Audit Committee members as determined under the Exchange Act.  The Board of Directors has determined that Mr. Van Nostrand qualifies as an “Audit Committee financial expert” under the rules of the SEC.

The Audit Committee met five times during the fiscal year ended December 31, 2006. The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached as Appendix A and available on the Company’s website at http://www.metabolix.com under “Investor Relations-Corporate Governance-Essential Governance Documents.”

As described more fully in the charter, the Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and exercising the responsibilities and duties set forth below, including but not limited to:

•       appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•       pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•       reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•       coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•       establishing policies and procedures for the receipt and retention of accounting related complaints and concerns; and

•       preparing the Audit Committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement.

Compensation Committee

Dr.   Sinskey, Mr. Giles, Dr. Kouba and Mr. Strobeck currently serve on the Compensation Committee. Dr. Sinskey is the chairman of our Compensation Committee. Mr. Lasersohn was a member of the Compensation Committee during 2006.  The Board of Directors has determined that each member of

the Compensation Committee is independent within the meaning of the Company’s, SEC’s and NASDAQ’s Director independence standards.   The Compensation Committee’s responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•       evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer and other officers;

•       overseeing and administering our compensation, welfare, benefit and pension plans and similar plans; and

•       reviewing and making recommendations to the Board of Directors with respect to Director compensation.

The Compensation Committee met once and took action by unanimous written consent nine times during the fiscal year ended December 31, 2006. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at http://www.metabolix.com under “Investor Relations-Corporate Governance-Essential Governance Documents.”

Nominating and Corporate Governance Committee

Mr.  Lasersohn. Mr. Giles, Dr. Sinskey and Dr. Kouba currently serve on the Nominating and Corporate Governance Committee. Mr. Lasersohn is the chairman of our Nominating and Corporate Governance Committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company’s, SEC’s and NASDAQ’s Director independence standards.  The Nominating and Corporate Governance Committee’s responsibilities include:

•       developing and recommending to the board criteria for board and committee membership;

•       establishing procedures for identifying and evaluating Director candidates including nominees recommended by stockholders;

•       identifying individuals qualified to become board members;

•       recommending to the board the persons to be nominated for election as Directors and to each of the board’s committees;

•       developing and recommending to the board a code of business conduct and ethics and a set of corporate governance guidelines;

•       serving as the Qualified Legal Compliance Committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder; and

•       overseeing the evaluation of the board and management.

The Nominating and Corporate Governance Committee did not hold formal meetings during the fiscal year ended December 31, 2006, but the committee members did consult regularly with each other and with the other Directors. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at http://www.metabolix.com under “Investor Relations-Corporate Governance-Essential Governance Documents.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee for the last fiscal year consisted of Mr. Van Nostrand, Chairman, Mr. Muller and Dr. Kouba. Dr. Sinskey was a member of the Audit Committee until June 13, 2006. The Audit Committee has the responsibility and authority described in the Metabolix Audit Committee Charter, which has been approved by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A and is available on our website at http://www.metabolix.com under “Investor Relations-Corporate Governance-Essential Governance Documents.” The Board of Directors has determined that the members of the Audit Committee meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of the National Association of Securities Dealers, Inc. and that Mr. Van Nostrand qualifies as an “Audit Committee financial expert” under the rules of the SEC. The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2006, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed the Company’s quarterly financial statements for the first three fiscal quarters during the fiscal year ended December 31, 2006 and discussed them with both the management of the Company and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, prior to including such interim financial statements in the Company’s quarterly reports on Form 10-Q for the quarter ended September 30, 2006 and its other filings with the SEC.

The Audit Committee reviewed with PricewaterhouseCoopers LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to  the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (“Communication With Audit Committees”), other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as modified or supplemented, has discussed with PricewaterhouseCoopers LLP their independence from management and the Company, and has considered the compatibility with PricewaterhouseCoopers LLP’s independence as auditors of any non-audit services performed for the Company by PricewaterhouseCoopers LLP.

The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for their audit. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s financial reporting.

The Audit Committee has also evaluated the performance of PricewaterhouseCoopers LLP, including, among other things, the amount of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services during the fiscal year ended December 31, 2006. Information about PricewaterhouseCoopers LLP’s fees for the fiscal year ended December 31, 2006 is discussed below in this Proxy Statement under “Independent Registered Public Accountants.”

The Audit Committee met five times during fiscal year 2006. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 and filed with the SEC, and the Board of Directors approved such inclusion.

Respectfully submitted by the Audit Committee,

Robert L. Van Nostrand, Chairman (since October 17, 2006)
Edward M. Muller
Jay Kouba, Ph.D. (since June 13, 2006)
Anthony J. Sinskey (until June 13, 2006)

The report of the Audit Committee shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, cash incentives, a long-term equity incentive compensation plan, and a broad-based benefits program.

We place significant emphasis on performance-based compensation programs, which make payments when certain company and individual goals are achieved and/or when significant stockholder value is created. This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our chief executive officer, chief financial officer, and the other three most highly compensated executive officers, who are collectively referred to as the “Named Executive Officers.”

The Objectives of our Executive Compensation Program.

We believe that executive compensation should be sufficient to attract and retain persons of exceptional quality and to provide effective incentives to motivate and reward executives for achieving the strategic, financial and operational goals essential to our long-term success and growth in stockholder value. To this end, the Compensation Committee determines executive compensation by applying the following key principles:

•       that executive compensation should depend upon the Company’s performance and individual performance;

•       that the interests of executives should be closely aligned with those of stockholders through equity-based compensation; and

•       that compensation should be appropriate and fair in comparison to the compensation provided to executives by other companies with which we are competing for executive talent.

Our Compensation Committee

Our Compensation Committee of the Board of Directors oversees the development of our compensation plans and policies for executive officers. The Compensation Committee charter adopted on

July 13, 2006 outlines the responsibilities of the Compensation Committee. Our Compensation Committee has been delegated the authority to determine all forms of compensation to be granted to our executive officers in furtherance of our compensation objectives. The Compensation Committee is composed entirely of non-employee Directors. See “Board of Directors and its Committees—Compensation Committee.” In making its decisions regarding executive compensation, the committee considers input from the chief executive officer and the chief financial officer, but meets outside the presence of all executive officers when making final decisions.

We have not yet retained a compensation consultant to review our policies and procedures with respect to executive compensation. In determining the amount and mix of compensation elements, the Compensation Committee relies upon its judgment about each individual executive officer, and not on rigid formulas, taking into account the following factors:

•       the scope and strategic impact of the executive officer’s responsibilities;

•       the Company’s past business performance and future expectations;

•       the performance and experience of each individual;

•       past salary levels of each individual and of the executives as a group;

•       for each executive officer, other than the chief executive officer, the evaluations and recommendations of the chief executive officer; the CEO is evaluated by the independent Directors;

•       relative levels of pay among the Company’s executives;

•       a review of selected comparative compensation data.

Because there are few competitors in our industry that are also comparable to the Company in size and complexity, we look at other companies in the biotechnology industry and companies in the alternative energy and clean technology fields for comparison.

Our compensation strategy is necessarily tied to our stage of development. Accordingly, the specific direction, emphasis and components of our executive compensation program continue to evolve in parallel with the evolution of our business strategy. Due to the early stage of our business, we have in the past provided a greater portion of total compensation to our executives through our stock compensation plans than through cash-based compensation. We expect that now that we have become a public company, with more predictable financial resources, our executive compensation program’s emphasis on stock options may diminish somewhat in favor of cash compensation and/or restricted stock. Similarly, our goals and procedures are being modified to incorporate various requirements expected of a public company.

Compensation Components

Executive compensation currently includes the following elements:

Base Salary

We determine our executive salaries based on job responsibilities and individual experience and also benchmark the amounts we pay against comparable competitive market compensation for similar positions within the biotechnology and alternative energy/clean technology industries. We use benchmarks in order to make sure that we are offering competitive salaries that will enable us to attract qualified candidates from other companies in related industries and to retain our executive talent. The Compensation Committee plans to review the salaries of our executives annually and adjust salaries based on the factors described above, as appropriate.

Cash Incentives

The Company did not pay cash bonuses prior to 2006, and the Compensation Committee has not yet adopted a formal cash incentive performance bonus plan. The Company did award discretionary cash bonuses during 2006, in recognition of the Company’s unique accomplishments during the year, as described below. The Compensation Committee has the authority to award discretionary bonuses and/or performance-based awards to our executive officers under our 2006 Stock Option and Incentive Plan. The Compensation Committee intends to establish a performance bonus plan for Company executives during 2007, with the expectation that a large portion of executive compensation going forward will be performance-based. Our executives’ employment agreements each require the Company to establish a bonus scheme based on individual and Company performance, with an initial target bonus of 50% of base salary. Performance goals will vary depending on the individual executive, but are expected to relate generally to factors such as sales and marketing goals, manufacturing capacity and cost targets, establishment of brand recognition, achievement of research and development milestones, and financial objectives.

Stock Options

We believe that equity ownership in our company is important to provide our executive officers with long-term incentives to build value for our stockholders. Our Compensation Committee’s general policy is to grant stock options at regularly scheduled meetings, with an exercise price per share equal to the closing price of our Common Stock on the date of grant. Each executive officer is initially provided with an option grant when he or she joins our company based upon their position with us and their relevant prior experience. These initial grants generally vest in quarterly installments over four years from the commencement of employment. We spread the vesting of our options over four years to compensate executives for their contribution over a period of time and to give our executives an incentive to remain with the Company.

In addition to the initial option grants, our Compensation Committee may grant additional options to retain our executives and combine the achievement of corporate goals and strong individual performance. We expect that we will continue to provide new executives with initial option grants in 2007 to provide long-term compensation incentives and that we will continue to rely on performance-based and retention grants in 2007 to provide additional incentives for current executives and to ensure that executives are appropriately aligned to lead the Company for future growth. Option grants (other than initial grants that are part of an employment offer) are not generally communicated to executives in advance. Our Compensation Committee and Board of Directors may also consider in the future awarding additional or alternative forms of equity incentives, such as grants of restricted stock, stock appreciation rights, and other performance-based awards.

Other Compensation.   Consistent with our compensation philosophy to attract and retain talent, we provide employee benefits for all employees, including executive officers, which include health and dental benefits, life insurance benefits, long and short-term disability coverage, and a 401(k) savings plan. We believe these benefits are competitive with those offered by other companies and specifically those companies with which we compete for employees. We have no structured perquisite benefits, for example company cars, for any executive officers, including the Named Executive Officers, and we currently do not provide any deferred compensation programs or pensions to any executive officer, including the Named Executive Officers. Certain of our executives relocated to the area of our headquarters. We reimbursed these executives for normal moving expenses per industry standards.

Compensation Actions for Our Chief Executive Officer and Our Other Named Executive Officers During 2006

Until November 10, 2006, our Company was privately-held. Corporate cash resources were limited, and there was no assurance that we would be successful in completing an initial public offering or other fund-raising sufficient to sustain longer term operations. In this context, executive base salaries were set at levels the Compensation Committee believed to be comparable to those of other privately-held companies in the biotechnology industry. The Compensation Committee also set salaries at levels that it believed were affordable by the Company, with the expectation that additional compensation would be paid upon successful achievement of corporate goals, specifically completion of the initial public offering.

In addition to the general criteria described above, the Compensation Committee considered the following, among other factors, in determined starting salaries for new executives hired during 2006, salary increases for executives already serving with the Company, year-end bonuses and stock option grant amounts for new executives:

•       total compensation (salary, bonus and options) for comparable positions as reported in the most recently published Radford Biotechnology Survey;

•       past salary and bonus history for newly hired executives in their previous positions;

•       in the case of stock option grants to newly hired executives, the levels of previous stock option grants to other Company executives, taking into account the length of service of such executives; and

•       the Committee’s judgment as to what the Company could afford based on available financial resources at the time of the determination.

Annual salaries for Dr. Barber, Dr. Peoples, Mr. van Walsem and Mr. Auchincloss were set during the fourth quarter of 2005 at $235,000, $187,200, $176,800 and $176,800 respectively.

At the time salaries were determined in late 2005, stock options were also granted to Dr. Barber, Dr. Peoples, Mr. van Walsem and Mr. Auchincloss. During 2006, no additional stock options were granted to those executives, based on the Compensation Committee’s determination that their respective levels of equity interest in the Company at that time were appropriate to their tenure with the Company and contributions to the Company.

During 2006 two additional executives, Mr. Findlen and Mr. Igoe, were hired for the positions of Vice President, Marketing, and Vice President, Chief Brand Officer, respectively. Each of these executives received an annual base salary of $200,000, a starting bonus of $20,000 and an initial stock option grant of 200,000 shares (163,459 shares after adjustment to reflect the .8173-for-one reverse split of the Company’s Common Stock effected prior to the initial public offering). The Company also agreed to pay Mr. Findlen an additional bonus of $40,000 in March 2007 and to pay his relocation costs. The exercise prices of the stock options granted to Mr. Findlen and Mr. Igoe were equal to the fair market value per share at the respective date of grant. In the case of Mr. Findlen’s options, which were granted before the IPO, the Board of Directors assessed the fair value of our common stock with the assistance of a an independent third-party valuation consultant, in accordance with the practice aid issued by the American Institute of Certified Public Accountants titled ‘‘Valuation of Privately Held Company Equity Securities Issued as Compensation.’’

In July 2006, the Compensation Committee reviewed the compensation of Dr. Peoples, Mr. van Walsem and Mr. Auchincloss, to ensure an equitable compensation structure among the entire executive team. With additional cash resources available from the completion of a private placement financing in January 2006, and in recognition of Company achievements culminating in the signing of the Company’s commercial alliance with ADM in July 2006, the Compensation Committee decided to increase the annual base salaries for Dr. Peoples,  Mr. Auchincloss, and Mr. van Walsem to $200,000 each, and to pay cash bonuses of $75,000 each to Dr. Peoples and Mr. van Walsem. In addition, in connection with the execution of Dr. Peoples’ employment agreement, the Company agreed to pay Dr. Peoples a further bonus of $75,000. Payment of that bonus was made subject to the completion of the initial public offering.

In December 2006, after completion of the initial public offering, the Compensation Committee again reviewed executive compensation. The Compensation Committee decided to award bonuses for 2006 in recognition of the outstanding performance by Company executives and the achievement of key Company milestones during 2006, specifically, the successful completion of the Company’s initial public offering and formation of the commercial alliance with ADM and the accomplishments in research, development, operations, and marketing that enabled the completion of the IPO and the formation of the alliance. In determining the bonus amounts, the Compensation Committee considered the general factors described above in “Our Compensation Committee” and also compared total cash compensation (salary and bonuses, including bonuses already paid or committed during 2006) for Company executives to median total cash compensation for comparable positions as reported in the 2006 Radford Biotechnology Survey and publicly available compensation information reported by five selected industrial biotechnology companies and four alternative energy/clean technology companies that the Compensation Committee believed to be comparable to the Company. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks because these companies are similar in size and stage of development and are in similar, if not identical, industries.

Severance Compensation and Termination Protection

We have entered into employment agreements with our executive officers, including our Chief Executive Officer and all other Named Executive Officers. These agreements are described in more detail elsewhere in this proxy statement, in the section titled “Executive Employment Agreements.” These agreements provide for severance compensation to be paid if the executives are terminated under certain conditions, such as a change in control of the Company or a termination without cause by us or a voluntary termination by the executive for good reason, each as is defined in the agreements. In negotiating these agreements, it was the belief of the Compensation Committee that these provisions were consistent with executive severance arrangements that are customary for public companies at our stage of development.

Our executive employment agreements and the related severance compensation provisions are designed to meet the following objectives:

•       Change in Control:  As part of our normal course of business, we engage in discussions with other companies about possible collaborations, licensing and/or other ways in which the companies may work together to further our respective long-term objectives. In addition, many larger, more established companies consider companies at similar stages of development to ours as potential acquisition targets. In certain scenarios, the potential for merger or being acquired may be in the best interests of our stockholders. We provide a component of severance compensation (i.e. the acceleration of vesting for any options not yet vested) if an executive is terminated as a result of a change of control transaction to promote the ability of our senior executives to act in the best interests of our stockholders even though they could be terminated as a result of the transaction.

•       Termination Without Cause or For Good Reason:  If we terminate the employment of a senior executive “without cause” or the executive resigns for “good reason,” each as defined in the applicable agreement, we are obligated to  make certain payments based on the executive’s then-effective base salary and prior bonuses (or, in the case of Dr. Peoples, his then-effective target bonus). We believe this is appropriate because the terminated executive is bound by confidentiality and non-competition provisions continuing after termination. We also believe it is beneficial to have a mutually-agreed severance package in place prior to any termination event, to avoid disruptive conflicts and provide us with more flexibility to make a change in senior management if such a change is in our and our stockholders’ best interests.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that the Company may deduct in any one year with respect to the Company’s chief executive officer and each of the Company’s next four most highly compensated executive officers. Certain performance-based compensation within the meaning of Section 162(m) is not subject to the deduction limit. Until the annual meeting of our stockholders in 2009, or until the 2006 Stock Option and Incentive Plan is materially amended, if earlier, awards granted under that plan will be exempt from the deduction limits of Section 162(m). To maintain flexibility in compensating the chief executive officer and the executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of the Company and the best interests of the Company’s stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors and the Directors who served as members of the Compensation Committee during 2006 have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussions, have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Compensation Committee
Anthony J. Sinskey, Chairman
Edward M. Giles
Jay Kouba (since February 22, 2007)
Matthew Strobeck (since October 17, 2006)
Jack W. Lasersohn (until February 22, 2007)

The report of the Compensation Committee shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following table summarizes, for the year ended December 31, 2006, the compensation awarded or paid to, or earned by, our “principal executive officer,” “principal financial officer” and the three other highest paid executive officers whose total compensation in fiscal year 2006 exceeded $100,000 (our “Named Executive Officers”):

Name and Principal Position	Year	Salary		Bonus		Option Awards		All Other Compensation		Total
James J. Barber, Ph.D.,	2006	$234,996		$290,000	(2)	$635,184	(7)	—		$1,160,180
President and Chief
Executive Officer
Thomas G. Auchincloss, Jr.,	2006	$188,400		$175,705	(3)	—		—		$364,105
Chief Financial Officer,
Vice President, Finance
and Corporate Development
Robert C. Findlen,	2006	$111,364	(1)	$60,000	(4)	$175,382	(8)	$35,500	(9)	$382,246
Vice President, Marketing
Oliver P. Peoples, Ph.D.,	2006	$193,600		$325,705	(5)	—		$3,000	(10)	$522,305
Vice President, Research
and Development and
Chief Scientific Officer
Johan van Walsem,	2006	$188,400		$175,705	(6)	—		—		$364,105
Vice President,
Manufacturing, Development
and Operations

       (1) Represents Mr. Findlen’s salary from the commencement of his employment with us on June 13, 2006, through December 31, 2006.

       (2) Bonus amount paid to Dr. Barber in December 2006 based on the Compensation Committee’s review of corporate performance and individual achievements for fiscal 2006.

       (3) Bonus amount paid to Mr. Auchincloss  in December 2006 based on the Compensation Committee’s review of corporate performance and individual achievements for fiscal 2006.

       (4) Includes a starting bonus of $20,000 paid upon commencement of Mr. Findlen’s employment with the Company and an additional bonus in the amount of $40,000 that would have been payable on March 31, 2007, to Mr. Findlen pursuant to his employment agreement with the Company, but which was paid in December 2006 based on the Compensation Committee’s review of corporate performance and individual achievements for fiscal 2006.

       (5) Includes $75,000 paid in July 2006 to Dr. Peoples in connection with the execution of his employment agreement, an additional $75,000 bonus paid pursuant to Dr. Peoples’ employment agreement following completion of the Company’s initial public offering, and  $175,705 paid in December 2006 based on the Compensation Committee’s review of corporate performance and individual achievements for fiscal 2006.

       (6) Includes $75,000 paid in July 2006 to Mr. van Walsem in connection with the execution of his employment agreement, and  $113,400 paid in December 2006 based on the Compensation Committee’s review of corporate performance and individual achievements for fiscal 2006.

       (7) Represents the amount of compensation cost recognized by us in fiscal 2006 related to stock option awards granted in prior years, as described in Accounting Principles Board (“APB”) Opinion No. 25. For a discussion of valuation assumptions, see Note 16 to our 2006 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

       (8) Represents the amount of compensation cost recognized by us in fiscal 2006 related to stock option awards granted in fiscal 2006, as described in Statement of Financial Accounting Standards No. 123R (SFAS 123R). For a discussion of valuation assumptions, see Note 16 to our 2006 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. Please see the “Grants of Plan-Based Awards” table below for more information regarding stock awards granted in 2006.

       (9) Represents reimbursement of Mr. Findlen’s costs of relocation in connection with his employment by the Company.

(10) Represents reimbursement of Dr. Peoples’ legal costs incurred in connection with the negotiation of his employment agreement with the Company.

GRANTS OF PLAN-BASED AWARDS

The following table shows grants of equity awards during the fiscal year ended December 31, 2006 to our Named Executive Officers.

Name	Grant Date	All other Option Awards: Number of Securities Underlying Options(#)		Exercise or Base Price of Option Awards($/Sh)	Grant Date Fair Value of Stock and Option Awards(1)
James J. Barber	—	—		—	—
Thomas G. Auchincloss, Jr.	—	—		—	—
Robert C. Findlen	6/13/06	163,459	(2)	$5.14	$1,275,492
Oliver P. Peoples	—	—		—	—
Johan van Walsem	—	—		—	—

(1)          Represents the grant date fair value of these stock options computed in accordance with SFAS 123R, without regard to estimated forfeitures.

(2)          These stock options were issued under our 2005 Stock Option Plan and were granted with an exercise price per share equal to the fair market value of our common stock on the date of grant, as determined by our Board of Directors. Subject to the terms of the 2005 Stock Option Plan and the option agreements issued in connection with this grant, these stock options have a term of ten years and will vest in sixteen quarterly installments over a period of four years from the date of commencement of Mr. Findlen’s employment with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes stock option awards held by our Named Executive Officers at December 31, 2006.

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price($)	Option Expiration Date
James J. Barber	178,723	—		$3.30	1/22/10
	117,377	81,418	(1)	$1.84	12/14/15
	31,465	10,489	(1)	$1.84	12/14/15
	31,466	10,489	(1)	$1.84	12/14/15
Thomas G. Auchincloss, Jr.	8,173	—		$3.30	3/3/13
	40,865	—		$3.30	12/11/13
	78,665	101,141	(2)	$1.65	9/20/15
Robert C. Findlen	20,431	143,028	(3)	$5.14	6/13/16
Oliver P. Peoples	31,057	—		$1.41	6/10/07
	71,922	—		$3.30	3/8/10
	32,692	—		$3.30	3/3/13
	6,129	2,044	(4)	$3.30	7/9/13
	18,389	6,130	(5)	$1.65	3/2/14
	58,845	58,846	(6)	$1.65	9/20/15
Johan van Walsem	4,086	—		$3.30	12/4/11
	28,605	—		$3.30	3/3/13
	12,259	4,087	(7)	$3.30	12/11/13
	89,903	89,903	(6)	$1.65	9/20/15

(1)          Vests in equal quarterly installments, with the final installment vesting on December 31, 2008. To the extent that these options are subject to performance-based vesting conditions, such conditions have been met and the applicable portions of the options are exercisable. All other options granted to Dr. Barber with performance-based vesting conditions have expired.

(2)          Vests in equal quarterly installments, with the final installment vesting on January 1, 2009.

(3)          Vests in equal quarterly installments, with the final installment vesting on June 12, 2010.

(4)          Vests in equal annual installments, with the final installment vesting on July 9, 2007.

(5)          Vests in equal annual installments, with the final installment vesting on October 1, 2007.

(6)          Vests in equal quarterly installments, with the final installment vesting on October 1, 2008.

(7)          Vests in equal annual installments, with the final installment vesting on September 1, 2007.

OPTION EXERCISES AND STOCK VESTED, PENSION BENEFITS,
AND NONQUALIFIED DEFERRED COMPENSATION

During 2006 no Named Executive Officers exercised stock options, and no stock awards held by Named Executive Officers became vested. The Company does not maintain any tax-qualified or nonqualified defined benefit pension plans or any nonqualified deferred compensation plans in which any of the Named Executive Officers participate. Accordingly, the Option Exercises and Stock Vested table otherwise required by Item 402(g) of Regulation S-K, the Pension Benefits table otherwise required by Item 402(h) of Regulation S-K, and the Nonqualified Deferred Compensation table otherwise required by Item 402(i) of Regulation S-K have been omitted.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table sets forth estimated potential payments we would be required to make to our Named Executive Officers upon termination of employment or change in control of the Company, pursuant to each Named Executive Officer’s employment agreement. The table assumes that the triggering event occurred on December 31, 2006, and uses a share price of $18.94, the closing price of our common stock on December 29, 2006, the last trading day of the year.

Name	Benefit	Involuntary Termination Without Cause or Voluntary Termination for Good Reason(1)	Termination After Change of Control(1)
James J. Barber	Salary(2)	$235,000	$235,000
	Bonus	—	—
	COBRA Premiums(4)	$17,984	$17,984
	Equity Acceleration	—	$1,750,955
	Reduction for Excise Tax	—	—
	Total Termination Benefits	$252,984	$2,003,939
Thomas G. Auchincloss, Jr.	Salary(2)	$200,000	$200,000
	Bonus	—	—
	COBRA Premiums(4)	$17,984	$17,984
	Equity Acceleration	—	$1,748,728
	Reduction for Excise Tax	—	—
	Total Termination Benefits	$217,984	$1,966,712
Robert C. Findlen	Salary(2)	$200,000	$200,000
	Bonus	—	—
	COBRA Premiums(4)	$17,984	$17,984
	Equity Acceleration	—	$1,973,786
	Reduction for Excise Tax	—	—
	Total Termination Benefits	$217,984	$2,191,770
Oliver P. Peoples	Salary(3)	$400,000	$400,000
	Bonus	$100,000	$200,000
	COBRA Premiums(4)	$35,698	$35,698
	Equity Acceleration	—	$1,155,403
	Reduction for Excise Tax	—	—
	Total Termination Benefits	$535,968	$1,791,371
Johan van Walsem	Salary(2)	$200,000	$200,000
	Bonus	—	—
	COBRA Premiums(4)	$17,984	$17,984
	Equity Acceleration	—	$1,618,344
	Reduction for Excise Tax	—	$(22,930)
	Total Termination Benefits	$217,984	$1,813,397

(1)          As defined in the applicable executive employment agreement.

(2)          Salary continuation will be paid to Dr. Barber, Mr. Auchincloss, Mr. Findlen and Mr. van Walsem over a 12-month period in accordance with the Company’s normal payroll procedures.

(3)          Dr. People will receive a lump-sum payment equal to 24 months’ base salary.

(4)          Estimated cost based on the Company’s 2006 cost of COBRA premiums.

Executive Employment Agreements

We have employment agreements with each of our Named Executive Officers.

Dr. Barber, the Company’s President and Chief Executive Officer, entered into an employment agreement with the Company on December 14, 2005, which was amended and restated on September 19, 2006. The agreement entitles Dr. Barber to an annual base salary of $19,583 per month, subject to adjustment from time to time. The agreement also provides for salary adjustment to levels comparable to those for similar companies as determined by the Board in its sole discretion in the event that there is a public offering. In addition, in 2005 the Company forgave a $75,000 loan made to Dr. Barber in 2000 in exchange for Dr. Barber’s covenants under the agreement. Under the agreement, Dr. Barber was granted incentive stock options under the 2005 Stock Plan, with an exercise price of $1.84 per share, as follows: (i) an option to purchase 198,795 shares of our common stock, 18% of which vested as of the date of grant, the remainder to vest over a 4 year period, subject to the terms of the agreement; (ii) options to purchase 83,908 shares of our common stock, the vesting of such options to be contingent upon the occurrence of certain financing milestones; and (iii) an option to purchase 41,955 shares of our common stock, the vesting of such option to be contingent upon the advancement of our strategic alliance with ADM and certain financing milestones.

Mr. Auchincloss, our Chief Financial Officer, entered into an employment agreement with us dated January 10, 2006, which was amended and restated on September 22, 2006, that provides for a base salary of $16,666 per month, subject to adjustment from time to time.

Dr. Peoples, the Company’s Chief Scientific Officer and Vice President, Research, entered into an employment agreement with the Company on July 20, 2006. The agreement entitles Dr. Peoples to an annual base salary of $16,666 per month, subject to adjustment from time to time. Pursuant to the agreement, Dr. Peoples received a $75,000 bonus in July 2006 and an additional $75,000 bonus following completion of the Company’s initial public offering.

Mr. Findlen, our Vice President, Marketing, entered into an employment agreement with us dated May 24, 2006, which was amended and restated on September 22, 2006, that provides for a base salary of $16,666 per month, subject to adjustment from time to time. Additionally, Mr. Findlen’s employment agreement provided for a signing bonus of $60,000, payable in two installments. The first installment of $20,000 was payable upon commencement of employment and the balance of $40,000 was payable in March 2007. However, the Compensation Committee approved acceleration of payment of the second installment in December 2006, in recognition of corporate achievements during 2006.

Mr. van Walsem, our Vice President, Manufacturing, Development and Operations, entered into an employment agreement with us dated May 1, 2006, which was amended and restated on September 22, 2006, that provides for a base salary of $16,666 per month, subject to adjustment from time to time.

Each Named Executive Officer employment agreement provides that the executive will be eligible to receive annual bonuses under a bonus scheme to be established by the Company no later than December 31, 2006, based on individual and Company performance, with an initial target bonus of 50% of base salary. The Compensation Committee is now in the process of determining a performance incentive bonus program for the year ending December 31, 2007.

Each Named Executive Officer’s employment agreement provides that in the event of termination of employment for any reason, the executive will be eligible to receive (i) the portion of his base salary that has accrued prior to such termination and has not yet been paid, (ii) an amount equal to the value of any accrued unused vacation days, and (iii) reimbursement for expenses properly incurred by the executive on behalf of the Company prior to such termination.

Pursuant to the terms of Dr. Peoples’ agreement, if the Company terminates Dr. Peoples’ employment without “cause” or if Dr. Peoples terminates his employment for “good reason” (each, as defined in the agreement), he will be entitled to a lump-sum cash payment equal to 24 months’ base salary and a pro rata portion of the target bonus for the year in which termination occurs, plus payment of COBRA premiums for 24 months. If the Company terminates Dr. Peoples’ employment without cause or if Dr. Peoples terminates his employment for “good reason” within the twenty-four month period immediately following, or the two month period immediately prior to, a “change of control” (as defined in the agreement), in addition to any accrued obligations, and subject to certain conditions, Dr. Peoples will receive: (i) a lump-sum cash payment equal to two times the sum of his then-current base salary plus 50% of his then-current target bonus, (ii) payment of COBRA premiums for 24 months, and (iii) full vesting of his stock options. To the extent Dr. Peoples would be subject to tax under 4999 of the Code as a result of company payments and benefits, the payments and benefits will be reduced if the reduction would maximize his total after-tax payments.

Pursuant to the terms of the agreements with Dr. Barber, Mr. Van Walsem, Mr. Auchincloss, and Mr. Findlen, if the Company terminates the executive’s employment without “cause” or if the executive terminates his employment for “good reason” (each, as defined in the agreement), in addition to any accrued obligations, and contingent on the executive’s provision of a timely and complete release of claims against the Company, for the period of twelve months following the termination he will be entitled to continuation of his base salary and payment of COBRA premiums. In addition, if the award of a bonus has become customary, the executive will be entitled to a payment equal to the average of the bonuses paid to him in the two years preceding the termination. If the Company terminates the executive’s employment without cause or if the executive terminates his employment for “good reason” within the twenty-four month period immediately following, or the two month period immediately prior to, a “change of control” (as defined in the agreement), in addition to any accrued obligations and subject to certain conditions: (i) for a period of twelve months following the termination, the Company will continue the executive’s base salary and payment of COBRA premiums, (ii) if the award of a bonus has become customary, the executive will be entitled to a payment equal to the average of the bonuses paid to him in the two years preceding the termination, and (iii) all of the executive’s stock options will be accelerated, subject to certain conditions. To the extent the executive would be subject to tax under 4999 of the Code as a result of company payments and benefits, the payments and benefits will be reduced if the reduction would maximize his total after-tax payments.

Each of our Named Executive Officers has signed an employee noncompetition, nondisclosure and inventions agreement. These agreements include a provision prohibiting the executive, during his employment by us and for a period of two years thereafter, from engaging in certain business activities. Dr. Barber and Mr. van Walsem are restricted from business activities in the field of methods of production, application and use of PHAs, their derivatives and other related technology developed by us. Mr. Auchincloss, Dr. Peoples, and Mr. Findlen are restricted from business activities which are directly or indirectly in competition with the products or services being developed, manufactured, marketed, distributed, planned, sold or otherwise provided by us or which are in any way directly or indirectly detrimental to our business.

DIRECTOR COMPENSATION

Compensation of Directors

In connection with our initial public offering, the Company adopted the following policy for compensation of non-employee Directors effective as of November 9, 2006. Each non-employee member of our Board of Directors receives an annual retainer of $30,000. In addition, each non-employee Director serving as a member but not chair of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an annual retainer of $5,000, and the chairs of the Audit

Committee, Compensation Committee and Nominating and Corporate Governance Committee are entitled to an additional annual retainer of $15,000, $10,000 and $10,000, respectively.

In June 2006, when he joined the Board of Directors, the Company granted Dr. Kouba an option to purchase 16,346 shares of our common stock. This option has an exercise price of $5.14 per share, which was the fair value of the Company’s Common Stock at the date of grant, as determined by the Board of Directors with the assistance of a an independent third-party valuation consultant, and the option was fully vested and exercisable immediately.

Under the 2006 Stock Option and Incentive Plan, each non-employee member of our Board of Directors on the effective date of the initial public offering was granted a fully vested nonqualified stock option to acquire 20,000 shares of common stock, less the number of shares subject to outstanding stock options held by such Director on that date. The exercise price of these stock options is $14.00 per share, which was the initial public offering price of the Company’s Common Stock. Each non-employee Director who is first elected to serve as a Director after the initial public offering will be granted a fully vested nonqualified stock option to acquire 20,000 shares of stock. In addition, after each annual meeting of stockholders, beginning with the 2007 Annual Meeting, each non-employee Director will automatically be granted a non-qualified stock option to acquire 10,000 shares of stock, which will vest one year after the date of grant. All of these non-employee Director stock options will have an exercise price equal to the fair market value of the stock on the date the stock option is granted.

All stock options granted to Directors during 2006 under the 2006 Stock and Option Plan upon effectiveness of our initial public offering had an exercise price of $14.00 per share, which was the initial public offering price of our common stock. All such stock options are fully vested and exercisable.

The following table summarizes the compensation earned by our non-employee Directors in 2006:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Edward M. Muller	$4,946	$193,421	$198,367
Edward M. Giles	$5,652	$193,421	$199,073
Jay Kouba, Ph.D.	$5,652	$176,537	$182,189
Jack W. Lasersohn	$6,359	$193,421	$199,780
Anthony J. Sinskey, Sc.D.	$6,359	$193,421	$199,780
Matthew Strobeck, Ph.D.	$4,946	$193,421	$198,367
Robert L. Van Nostrand	$6,359	$193,421	$199,780
Simon Williams(3)	—	—	—

(1)          Represents fees from November 10, 2006, the date of our initial public offering, through December 31, 2006.

(2)          Represents the amount of compensation costs recognized by us in fiscal 2006 related to stock option awards granted in fiscal 2006 in accordance with SFAS 123R. As of December 31, 2006, each non-employee Director had outstanding stock options for 20,000 shares of Common Stock. As of December 31, 2006, there were no outstanding stock awards held by non-employee Directors.

(3)          Dr. Williams resigned from the Board of Directors in October 2006. Dr. Williams did not receive any compensation for his service on the Board of Directors.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all the Company’s existing equity compensation plans as of December 31, 2006, including the 1995 Stock Plan, 2005 Stock Plan and 2006 Stock Option and Incentive Plan, or 2006 Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	2,717,244	$4.5960	2,011,346

(1)          Consists of the 1995 Stock Plan, 2005 Stock Plan and the 2006 Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2006, Dr. Sinskey, Mr. Giles, Mr. Lasersohn and Mr. Strobeck served as members of the Compensation Committee. During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a Director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a Director of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The charter of the Nominating and Corporate Governance Committee provides that that committee shall conduct an appropriate review of all related party transactions (including those required to be disclosed pursuant to Item 404 of Regulation S-K) for potential conflict of interest situations on an ongoing basis, and the approval of that committee shall be required for all such transactions.

Also, under the Company’s Code of Business Conduct and Ethics, any transaction or relationship that reasonably could be expected to give rise to a conflict of interest involving an employee must be reported promptly to the Company’s Chief Financial Officer, who has been designated as the Company’s Compliance Officer. The Compliance Officer may notify the Board of Directors or a committee thereof as he or she deems appropriate. Actual or potential conflicts of interest involving a Director, executive officer or the Chief Financial Officer must be disclosed directly to the Chairman of the Board of Directors.

All of the transactions set forth below were approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors. The Company believes that it has executed all of the transactions set forth below on terms no less favorable to us than could have been obtained from unaffiliated third parties.

On July 12, 2006, the Company and ADM Polymer, a wholly-owned subsidiary of Archer Daniels Midland Company (“ADM”), entered into a Commercial Alliance Agreement and related agreements. The purpose of this alliance is to build a commercial manufacturing facility, to market and sell Natural Plastic through a joint venture company owned equally by each of Metabolix and ADM Polymer, to make arrangements for the financing of the operation and to allocate distributions of cash flow.

On November 15, 2006, ADM purchased 535,714 shares of the Company’s Common Stock in a private placement concurrent with the Company’s initial public offering at a price per share equal to the initial public offering price, for an aggregate of $7.5 million. The sale of such shares to ADM was not registered in the public offering. ADM has piggyback registration rights and one demand registration right with respect to such shares upon the expiration of the lock-up agreement.

The Company has employment agreements with Dr. Barber, Dr. Peoples, Mr. van Walsem, Mr. Auchincloss, Mr. Findlen and Mr. Igoe, which provide for certain salary, bonus, stock option and severance compensation. For more information regarding agreements with the Named Executive Officers, see “Executive Employment Agreements.”

In November 2006, in connection with the Company’s initial public offering, Metabolix entered into indemnification agreements with each of its executive officers and directors, providing for indemnification against expenses and liabilities reasonably incurred in connection with their service for us on the Company’s behalf. The Company entered into an indemnification agreement in the same form with Mr. Kellogg upon his election to the Board of Directors.

In September 2005, we retained Dr. ChoKyun Rha, the spouse of our director, Dr. Sinskey, to serve as an advisor for the purpose of building and managing business relationships in Asia. In consideration for Dr. Rha’s services, on September 20, 2005, the Company granted Dr. Rha a nonqualified stock option to purchase 16,346 shares of its Common Stock, with an exercise price of $1.65 per share, vesting over a period of four years.

Metabolix has entered into sublicense agreements with Tepha, Inc. (“Tepha”), to sublicense certain technology to Tepha. Our Directors Mr. Muller, Mr. Giles and Dr. Sinskey serve on the board of directors of Tepha, and Metabolix owns 648,149 shares of Tepha’s Series A redeemable convertible preferred stock. The agreements with Tepha contain provisions for sublicense maintenance fees to be paid to Metabolix upon Tepha achieving certain financing milestones and for product-related milestone payments. Under the agreements, Metabolix will also receive royalties on net sales of licensed products or sublicensing revenues received by Tepha, subject to a minimum payment each year. Metabolix recognized license and royalty revenues of $257,000 from Tepha for the year ended December 31, 2006. The Company believes that the terms of the agreements with Tepha are no less favorable to us than license agreements that might be entered into with an independent third party.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors selected the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to serve as independent auditors for the fiscal year ending December 31, 2006. PricewaterhouseCoopers LLP has served as the Company’s independent auditors for at least the past five (5) years. In accordance with standing policy, PricewaterhouseCoopers LLP periodically changes the personnel who work on the audit of the Company. A member of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Fees

The following sets forth the aggregate fees billed by PricewaterhouseCoopers LLP to the Company during the years ended December 31, 2006 and 2005:

Audit Fees

Fees related to audit services were approximately $370,510 for the fiscal year ended December 31, 2006 and $314,600 for the year ended December 31, 2005. These fees relate to the audits of the Company’s financial statements for the years ended December 31, 2006 and 2005 and quarterly review procedures on the Company’s financial statements for the first three fiscal quarters during the years ended December 31, 2006 and 2005. In addition, fees related to filings with the SEC for the Company’s initial public offering were approximately $631,149.

Audit Related Fees

PricewaterhouseCoopers LLP billed no fees for the years ended December 31, 2006 and 2005 for assurance and related services that are reasonably related to the performance of the audit or review of the financials and are not otherwise reported above.

Tax Fees

PricewaterhouseCoopers LLP billed no fees for tax services for the fiscal years ended December 31, 2006 and 2005.

All Other Fees

PricewaterhouseCoopers LLP billed $1,500 during 2006 for the Company’s license of PricewaterhouseCoopers LLP’s accounting research tool.

Pre-Approval Policy of the Audit Committee

The services performed by in PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2006 and 2005 were pre-approved in accordance with the pre-approval policy set forth in the Audit Committee Charter. The Audit Committee pre-approves all audit services and permitted non-audit services performed or proposed to be undertaken by the independent registered public accounting firm (including the fees and terms thereof), except where such services are determined to be de minimis under the Exchange Act, giving particular attention to the relationship between the types of services provided and the independent registered public accounting firm’s independence.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for its 2008 annual meeting must be received by Metabolix on or before December 13, 2007 in order to be considered for inclusion in its proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Metabolix, Inc., 21 Erie Street, Cambridge, Massachusetts 02139, Attention: Secretary.

Stockholder proposals to be presented at the Company’s 2008 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for its 2008 annual meeting, must be received in writing at our principal executive office not earlier than January 17, 2008, nor later than February 16, 2008, unless our 2008 annual meeting of stockholders is scheduled to take place before April 17, 2008 or after July 17, 2008. Our By-Laws state that the stockholder must provide timely written notice of such nomination or proposal as well as be present at such meeting, either in person or by a representative. A stockholders’ notice shall be timely received by Metabolix at its principal executive office not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days after the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by Metabolix at its principal executive office not later than the close of business on the later of (a) the ninetieth (90th) day prior to the scheduled date of such annual meeting or (b) the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by Metabolix. Any such proposal should be mailed to:  Metabolix, Inc., 21 Erie Street, Cambridge, Massachusetts 02139, Attention: Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the fiscal year ended December 31, 2006, we believe that all required persons complied with all Section 16(a) filing requirements except for the following:  On December 18, 2006, James J. Barber, our President and Chief Executive Officer, filed a Report on Form 4, reporting the purchase by Mr. Barber’s son of 52 shares of the Company’s Common Stock on November 16, 2006.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation. If Metabolix does retain a proxy solicitation firm, Metabolix would pay such firm’s customary fees and expenses which such fees would be expected not to exceed $7,500 plus expenses.

HOUSEHOLDING OF PROXY MATERIALS

Our 2006 Annual Report, including audited financial statements for the fiscal year ended December 31, 2006, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, the Company has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if the Company has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, the Company will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Metabolix, Inc., 21 Erie Street, Cambridge, Massachusetts 02139, Attention: Secretary. If your household is receiving multiple copies of the Company’s Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to Metabolix, Inc., 21 Erie Street, Cambridge, Massachusetts 02139, Attention: Secretary.

Appendix A

Metabolix, Inc.
Audit Committee Charter

I.   General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Metabolix, Inc. (the “Company”) are to:

•       oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•       take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•       prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.   Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board makes provisions to disclose, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee shall qualify as an “audit committee financial expert” under the rules promulgated by the SEC or, if not, the Company shall disclose its lack of an “audit committee financial expert” and the reasons why in its annual report.

The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.   Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee.

IV.   Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

V.   Responsibilities and Authority

A.   Review of Charter

•       The Audit Committee shall review and assess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.   Annual Performance Evaluation of the Audit Committee

•       At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.            Matters Relating to Selection, Performance and Independence of Independent Auditor

•       The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties.

•       The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•       The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•       The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit

Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•       The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•       The Audit Committee shall (1) request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, (2) require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, (3) discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (4) based on such disclosures, statement and discussion (and such other matters as the Audit Committee deems relevant), take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•       The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

(i)             obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(ii)         review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

(iii)     assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•       The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

D.   Audited Financial Statements and Annual Audit

•       The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•       The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (1) all critical accounting policies and practices used or to be used by the Company, (2) the Company’s disclosures under “Management’s Discussion and Analysis of

Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•       The Audit Committee must review:

(i)             any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)         major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

(iii)     major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)       the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•       The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•       The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•       The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•       The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•       If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Chief Financial Officer of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•       Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•       The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.   Unaudited Quarterly Financial Statements

•       The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.   Earnings Press Releases

•       The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

G.   Risk Assessment and Management

•       The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

•       In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

H.   Procedures for Addressing Complaints and Concerns

•       The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•       The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

I.   Regular Reports to the Board

•       The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.   Engagement of Advisors

•       The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.   Legal and Regulatory Compliance

•       The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•       The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.            General

•       The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•       The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•       In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•       The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•       The Audit Committee is authorized to incur such expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics.

ADOPTED: July 13, 2006

METABOLIX, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 17, 2007
9:30 a.m. Eastern Time

Royal Sonesta Hotel Boston
40 Edwin Land Blvd.
Cambridge, MA 02142

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2007.

The undersigned hereby constitutes and appoints JAMES J. BARBER and THOMAS G. AUCHINCLOSS, JR., and each of them acting in the absence of the other with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of METABOLIX, INC. (the “Company”), to be held at the Royal Sonesta Hotel Boston located at 40 Edwin Land Blvd., Cambridge, MA 02142, on May 17, 2007, at 9:30 a.m. Eastern time, and any adjournments or postponements thereof, and to vote all shares of the Company’s common stock outstanding in the name of the undersigned on the matters set forth on the reverse side and upon any other matters that may come properly before the meeting or any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

See reverse for voting instructions.

Annual Meeting of Stockholders of
Metabolix, Inc.
May 17, 2007
Please date, sign and mail your proxy card in
the envelope provided as soon as possible.

VOTE BY MAIL

Mark, sign, and date your proxy card. Return it in the postage-paid envelope we have provided or return it to Metabolix, Inc., c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR item 1:

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here ☒

1.	Election of four Class I directors:	Nominees:	☐ FOR ALL NOMINEES
		o Peter N. Kellogg	☐ WITHHOLD AUTHORITY FOR ALL
		o Edward M. Muller	NOMINEES
		o Matthew Strobeck, Ph.D.	☐ FOR ALL EXCEPT (See instructions below)
o Robert L. Van Nostrand

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL	•
EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS I DIRECTORS; AND (2) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.